UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2012

FLORIDA GAMING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9099	59-1670533
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

3500 NW 37th Avenue, Miami, FL 33142
(Address of principal executive offices) (Zip code)

(502) 589-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 25, 2012, the Board of Directors of Florida Gaming Corporation (the “Company”) unanimously approved the Company’s sale of its wholly owned subsidiary, Florida Gaming Centers, Inc. (“Centers”).

On November 26, 2012, the Company issued a press release announcing its entry into a Stock Purchase Agreement with Silvermark LLC for the sale of Centers. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company intends to call a special meeting of its stockholders to seek approval of the sale and will file proxy materials with the Securities and Exchange Commission (“SEC”) as soon as practicable.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 26, 2012.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Florida Gaming Centers, Inc. by Silvermark LLC. In connection with the proposed acquisition, Florida Gaming Corporation intends to file relevant materials with the SEC, including Florida Gaming Corporation’s proxy statement on Schedule 14A. SHAREHOLDERS OF FLORIDA GAMING CORPORATION ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING FLORIDA GAMING CORPORATION’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Florida Gaming Corporation shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Florida Gaming Corporation. Such documents are not currently available.

Participants in Solicitation

Florida Gaming Corporation and its directors and executive officers (and entities controlled by them), may be deemed to be participants in the solicitation of proxies from the holders of Florida Gaming Corporation common stock in respect of the proposed transaction. Information about the directors and executive officers of Florida Gaming Corporation is set forth in Florida Gaming Corporation’s Annual Report on Form 10-K for the most recently ended fiscal year, which was filed with the SEC on March 30, 2012, as amended by a Form 10-K/A which was filed with the SEC on April 2, 2012. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORIDA GAMING CORPORATION

Date: November 26, 2012	By	/s/ W. Bennett Collett, Jr.
W. Bennett Collett, Jr.
Chief Executive Officer